UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 27, 2011

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

(205) 250-8700
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8‑K filed by Colonial Properties Trust (the “Company”) with the Securities and Exchange Commission on May 3, 2011 (the “Original 8‑K”). The Original 8-K was filed to report, among other things, the results of the matters submitted to a vote at the Company's annual meeting of shareholders held on April 27, 2011 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose the Company's decision regarding how frequently it will conduct future non-binding shareholder advisory votes on the compensation of the Company's named executive officers. No other changes have been made to the Original 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company's shareholders voted, on a non-binding, advisory basis, on the frequency of holding shareholder advisory votes on the compensation of the Company's named executive officers. As previously reported in the Original 8-K, 56,359,308 shares voted for one year, 278,684 shares voted for two years, 7,223,508 shares voted for three years and 133,428 shares abstained. The Company's Board of Trustees has considered the results of this vote and has determined that, consistent with its prior recommendation and the majority vote of the Company's shareholders at the Annual Meeting, the Company will include a non-binding shareholder advisory vote on executive compensation in the Company's proxy materials every year.

* * *
This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of Colonial Properties Trust ("CLP") and Colonial Realty Limited Partnership ("CRLP") to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to CLP only, CRLP only or both CLP and CRLP, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: August 9, 2011	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer
and Corporate Secretary

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

Date: August 9, 2011	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer
and Corporate Secretary